UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July  14, 2016

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THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2016, the Company issued the following press release: “The Hanover Estimates the Impact of Global Catastrophe, Large Loss and Other Activity on its Chaucer Segment”.  The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 8.01.

Item 9.01  Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit 99.1	Press release dated July 14, 2016 – “The Hanover Estimates the Impact of Global Catastrophe, Large Loss and Other Activity on its Chaucer Segment”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.

(Registrant)

Date: July 14, 2016	By:	/s/ Eugene M. Bullis
Eugene M. Bullis Executive Vice President and Interim Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press release dated July 14, 2016 – “The Hanover Estimates the Impact of Global Catastrophe, Large Loss and Other Activity on its Chaucer Segment”.